Fees Summary	Dec. 15, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 21,187,379.04
Previously Paid Amount	0.00
Total Fee Amount	2,925.98
Total Offset Amount	0.00
Net Fee	$ 2,925.98